ANNUAL REPORT DECEMBER 31, 2000

Prudential
International Bond Fund, Inc.

Fund Type Global debt
Objective Total return, made up of current income and capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential International Bond Fund seeks total return made up of current income and capital appreciation. The Fund invests primarily in intermediate- and long-term investment-grade debt securities of issuers outside the United States.
However, up to 35% of total investments can be in U.S. securities. The Fund may invest in debt securities of developed and developing countries.
It may also invest up to 15% of total assets in bonds rated below investment grade, with a minimum rating of "B" by Standard & Poor's or Moody's
Investors Service, or of comparable quality in our view. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities. There are special risks associated with foreign investing, including social, political and currency risks, as well as potential illiquidity.
There can be no assurance that the Fund will achieve its investment objective.

Ten Largest Issuers
Expressed as a percentage of
net assets as of 12/31/00

15.1% Government of Japan
15.1  United States Treasury Notes
 6.8  Republic of Austria
 6.3  Government of Sweden
 5.4  Government of Germany
 5.0  Government of Canada
 3.8  Republic of Italy
 3.2  Osprey Trust
 2.8  Federal National
      Mortgage Association
 2.8  Korea Electric Power Corp.

Holdings are subject to change.

               www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1           As of 12/31/00

                                    One      Five      Ten        Since
                                    Year    Years     Years     Inception2
Class A                            2.82%    25.59%    93.94%      161.88%
Class B                            2.54      N/A       N/A         22.13
Class C                            2.54      N/A       N/A         22.13
Class Z                            3.27      N/A       N/A         12.40
Lipper Global Income Fund Avg.3    3.63     23.03     81.97         ***

Average Annual Total Returns1                  As of 12/31/00

                                    One      Five      Ten        Since
                                    Year    Years     Years     Inception2
Class A                            -1.29%   3.81%      6.41%       7.11%
Class B                            -2.46     N/A        N/A        3.94
Class C                             0.52     N/A        N/A        3.90
Class Z                             3.27     N/A        N/A        3.13

Distributions and Yields               As of 12/31/00

                    Total Distributions           30-Day
                    Paid for 12 Months          SEC Yield
Class A                  $0.43                    4.06%
Class B                  $0.39                    4.22
Class C                  $0.39                    4.18
Class Z                  $0.45                    4.47

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York Stock
Exchange.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 7/31/87; Class B and
Class C, 1/15/96; and Class Z, 3/17/97.

3 Lipper average returns are for all funds in each share class for the one- , five- , and ten-year periods in the Global Income Fund category. The
Lipper average is unmanaged. Funds in the Global
Income category invest primarily in U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United
States.

*** Lipper Since Inception returns are 151.51% for
Class A, 21.25% for Class B and Class C, and 13.34%
for Class Z, based on all funds in each share
class.
                                        1

(LOGO)                   February 15, 2001

DEAR SHAREHOLDER,
Prices in many global bond markets finished 2000 solidly higher, with much of their gains posted in the second half of the year. A more favorable outlook for monetary policy in several regions around the world contributed heavily to the improvement in global bond markets.

Initially, the Federal Reserve (the Fed) and the
European Central Bank (ECB) had repeatedly increased short-term rates to cool off their respective economies and prevent higher inflation.
This trend, particularly in the first half of the year, often exerted downward pressure on bond prices, which move in the opposite direction of interest rates.

Late in the year, U.S. and European economic growth had slowed to the point that there was talk the Fed and the ECB might cut short-term rates to bolster economic growth in their respective domains.
Expectation of lower rates led many investors to accept lower yields and pay higher prices for global bonds.

The Prudential International Bond Fund benefited from the rally in global bond prices. However, its emphasis on low-volatility corporate bonds and certain currency exposure detracted from its returns.
Consequently, the Fund's Class A shares returned 2.82% in 2000, which is -1.29% for those subject to the initial sales charge. By comparison, the Lipper Global Income
Fund Average, which is not subject to sales charges, returned 3.63% for the year.

We explain the Fund's investments on the following pages.

Sincerely,


David R. Odenath, Jr., President
Prudential International Bond Fund, Inc.

Prudential International Bond Fund, Inc.

          Annual Report     December 31, 2000

INVESTMENT ADVISER'S REPORT

Global bond markets ended 2000 on a strong note after battling back from a challenging first half of the year. A change in the outlook for monetary policy in the United States and Europe, among others, was a primary catalyst behind solid gains in global bond prices later in the year.

The first half of the year proved difficult for global bonds as economies in the United States and abroad expanded more rapidly than expected.
To curb economic growth and check inflation, some central banks increased short-term interest rates.
Raising rates can slow economic momentum by encouraging higher borrowing costs for consumers and businesses.

The Fed increased the federal funds rate (the rate
U.S. banks charge each other for overnight loans) in February, March, and May 2000 by a total of one percentage point. The ECB raised its key interest rate by a total of 1.75 percentage points over the course of the year, while the Bank of Japan (BOJ) hiked its key rate by a quarter percentage point in August 2000. In anticipation of these moves, investors demanded higher yields in many bond markets, sending bond prices lower.

However, reports released in June indicated that repeated short-term rate hikes were beginning to rein in U.S. economic growth. This data and the Fed's decision to leave rates unchanged in June boosted bond prices in the United States and overseas--especially in emerging markets.

Favoring low-volatility corporate bonds
Because the Fund's goal is to achieve stable,
attractive returns, the majority of its holdings
are in intermediate-term bonds, whose prices tend
to be less volatile than the prices of longer-term
bonds. The Prudential Global Sector team seeks to
add value to the Fund by carefully selecting
intermediate-term corporate bonds that will deliver
higher returns than government bonds without
incurring significant volatility. In 2000, however,
government bonds
                                       3

Prudential International Bond Fund, Inc.

           Annual Report    December 31, 2000

unexpectedly outperformed corporate bonds, which were hurt by tighter liquidity conditions and rising default rates. Our preference for low-volatility debt securities also meant that the Fund did not benefit as fully from the solid global bond market rally that occurred later in the year. While our portfolio positioning detracted from the Fund's performance relative to its benchmark Lipper
Average, we believe corporate bonds will perform better than government bonds in 2001.

Meanwhile, in the second half of 2000, the repeated short-term rate hikes, higher energy prices, and weakness in the stock market took their toll on economic growth in the United States. As the U.S.
economy rapidly lost steam late in the year, many investors believed the Fed would soon cut short-term rates to keep the economic expansion on track.
Short-term rates were also expected to decline in many European countries and in Australia.

Anticipation of lower short-term rates led investors to accept sharply lower yields in many global bond markets, which boosted bond prices. By
December 29, 2000, the yield on five-year U.S.
Treasuries stood at 4.97%, down 137 basis points from the end of 1999. (A basis point is one-hundredth of a percent.) The yield on five-year
German government bonds stood at 4.51%, down 29 basis points.

WEAK EURO DETRACTED FROM FUND RETIRNS
On the currency front, most of the Fund's holdings remained hedged into U.S. dollars. However, the Fund had a partially unhedged exposure to the euro that hurt the Fund's relative performance. The single European currency finished the year 2000 down roughly 6.50% versus the U.S. dollar, despite gains in the final three months of the year. The euro strengthened in the fourth quarter as some analysts expect economic growth in the euro zone to exceed that of the United States in 2001.
Meanwhile, we eliminated the Fund's exposure to the Japanese yen in the fourth quarter of 2000 as that currency lost approximately12% against the U.S. dollar during the year.

                     www.prudential.com  (800) 225-1852

LOOKING AHEAD
We believe the euro still has considerable room to appreciate against the U.S. dollar. We therefore plan to maintain a significant exposure to the euro if this trend continues.

In contrast, we expect the Japanese yen to weaken further in 2001, hurt by investment flows out of Japan, low investment returns, and a lingering financial crisis in Japan. Given the deflationary economic conditions in Japan, we believe the BOJ will not increase short-term rates in the near future. With this in mind, we recently increased the Fund's Japanese government bond position, which is hedged back into U.S. dollars.

The Fed engineered two half-percentage-point reductions in the federal funds rate that lowered it to 5.50% from 6.50% in January 2001. The Fed cut the key rate in an effort to revitalize the sagging economy. But because the economy continues to "flirt" with recession and inflation remains under control, the central bank is widely expected to continue easing monetary policy aggressively.

Until the Fed has finished reducing rates, government bond yields could decline further.
However, we believe U.S. economic growth will stabilize, and government bond yields will rise moderately by the end of the year. In this market environment, corporate bonds and emerging market bonds should perform well relative to government bonds.

Prudential International Bond Fund Management Team

PROPOSED REORGANIZATION
A proposal to merge the Prudential International
Bond Fund's assets with those of the Prudential
Global Total Return Fund will be put to a
shareholder vote at a special meeting of Prudential
International Bond Fund's shareholders on April 19,
2001. If approved, the merger is scheduled to take
place on April 27, 2001.
                                       5

Prudential International Bond Fund, Inc.

       Annual Report    December 31, 2000

Financial
     Statements

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.1%
-------------------------------------------------------------------------------------
Canada  5.0%
               Government of Canada,
C$     1,177   5.75%, 9/1/06                                       $      801,299
       2,194   6.00%, 9/1/05                                            1,503,178
         660   8.75%, 12/1/05                                             503,515
                                                                   --------------
                                                                        2,807,992
-------------------------------------------------------------------------------------
Denmark  1.3%
 DKK   6,040   Kingdom of Denmark,
                5.00%, 8/15/05                                            753,899
-------------------------------------------------------------------------------------
Eurobonds  26.9%
 EURO    370   Callahan Nordrhein Westfalen (Denmark),
                14.00%, 7/15/10                                           302,954
         760   Depfa Bank AG,
                5.50%, 2/12/08                                            718,456
         370   Flag Telecom Holdings Ltd. (Belgium),
                11.625%, 3/30/10                                          313,799
       2,920   Government of Germany,
                6.25%, 1/4/24                                           3,013,057
         700   French Government Bonds,
                8.50%, 4/25/23                                            903,048
       1,440   Kingdom of Belgium,
                5.50%, 3/28/28                                          1,295,365
         325   Kingdom of Spain,
                5.40%, 7/30/11                                            298,314
         705   Level 3 Communications,
                10.75%, 3/15/08                                           551,012
         257   Neste Chemicals International Oy (Finland),
                12.25%, 8/15/10                                           204,094
         490   Netia Holdings BV (Netherlands),
                13.75%, 6/15/10                                           393,459
       1,912   Osprey Trust,
                6.375%, 1/15/03                                         1,801,525

    See Notes to Financial Statements                                      7

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
               Republic of Austria,
 EURO  3,630   3.40%, 10/20/04                                     $    3,229,935
         690   4.00%, 7/15/09                                             591,869
               Republic of Italy,
         605   6.75%, 7/1/07                                              616,062
         812   6.00%, 5/1/31                                              781,969
                                                                   --------------
                                                                       15,014,918
-------------------------------------------------------------------------------------
Greece  0.7%
 GRD 131,000   Republic of Greece,
                6.50%, 10/22/19                                           377,664
-------------------------------------------------------------------------------------
Japan  16.2%
Y     70,000   Banque Cent De Tunisie,
                3.30%, 8/2/10                                             597,691
               Government of Japan,
     445,000   0.60%, 11/20/02                                          3,883,354
     133,000   1.20%, 12/20/05                                          1,171,304
     246,000   1.80%, 6/20/08                                           2,213,046
     133,000   1.80%, 6/21/10                                           1,174,120
                                                                   --------------
                                                                        9,039,515
-------------------------------------------------------------------------------------
New Zealand  5.0%
NZ$    3,500   Federal National Mortgage Assocation,
                7.25%, 6/20/02                                          1,561,696
       2,500   Government of New Zealand,
                8.00%, 11/15/06                                         1,209,422
                                                                   --------------
                                                                        2,771,118
-------------------------------------------------------------------------------------
Russia  0.2%
 RUB   4,500   European Bank for Reconstruction Development,
                Zero Coupon, 5/28/02                                      119,660
-------------------------------------------------------------------------------------
Sweden  6.3%
 SEK  31,820   Government of Sweden,
                6.00%, 2/9/05                                           3,536,746

    8                                      See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
United Kingdom  1.4%
 BP      500   Abbey National Treasury,
                8.00%, 4/2/03                                      $      777,080
-------------------------------------------------------------------------------------
United States  31.1%
Corporate Bonds  9.7%
US$      300   Chonhung Bank (Korea),
                11.903%, 1/7/05                                           289,500
         945   Fideicomiso Petacalco (Mexico),
                10.16%, 12/23/09                                          926,100
         160   Hanvit Bank (Korea),
                12.75%, 3/1/10                                            160,000
         500   Industrial Bank of Korea,
                8.375%, 9/30/02                                           511,000
         980   Korea Development Bank,
                6.625%, 11/21/03                                          963,830
               Korea Electric Power Corp,
         219   7.00%, 10/1/02                                             218,253
       1,360   6.375%, 12/1/03                                          1,320,560
         555   Partner Communications Co. Ltd.,
                13.00%, 8/15/10                                           477,300
         300   Philippine Long Distance Telephone Co.
                (Philippines),
                10.50%, 4/15/09                                           252,000
         300   Sakura Capital Funding (Cayman),
                7.477%, 9/29/49                                           287,844
                                                                   --------------
                                                                        5,406,387
-------------------------------------------------------------------------------------
Sovereign Bonds  5.2%
         400   Embotelladora Andina SA (Chile),
                7.875%, 10/1/97                                           302,538
         500   Oman Sultanate (India),
                7.125%, 3/20/02                                           498,750
         750   Republic of Bulgaria,
                3.00%, 7/28/12                                            555,000
         500   Republic of Columbia,
                7.25%, 2/23/04                                            431,000

    See Notes to Financial Statements                                      9

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
$        787   Republic of Croatia, FRN,
                7.75%, 7/31/06                                     $      749,393
         400   Republic of Lithuania,
                7.125%, 7/22/02                                           397,000
                                                                   --------------
                                                                        2,933,681
-------------------------------------------------------------------------------------
U.S. Government Obligations  16.2%
         570   United States Treasury Bonds,
                6.625%, 2/15/27                                           651,048
               United States Treasury Notes,
       4,410   5.625%, 5/15/08                                          4,525,763
       3,550   6.50%, 2/15/10                                           3,883,913
                                                                   --------------
                                                                        9,060,724
                                                                   --------------
               Total United States                                     17,400,792
                                                                   --------------
               Total long-term investments (cost US$52,559,681)        52,599,384
                                                                   --------------
SHORT-TERM INVESTMENTS  5.4%
-------------------------------------------------------------------------------------
Eurobonds  1.3%
 EURO    800   Republic of Italy,
                4.50%, 7/1/01                                             743,169
-------------------------------------------------------------------------------------
Hungary  0.5%
 HUF  80,000   Government of Hungary,
                15.00%, 7/24/01                                           286,836
-------------------------------------------------------------------------------------
United States  3.6%
Sovereign Bonds  0.2%
US$       92   Republic of Brazil, FRN,
                7.875%, 1/1/01                                             92,250
-------------------------------------------------------------------------------------
U.S. Government Obligations  0.1%
          65   United States Treasury Bills,(a)
                Zero Coupon, 4/12/01                                       63,897

    10                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Money Market Fund  3.3%
  1,826,555   Prudential Core Investment Fund Taxable Money
               Market Series                                        $    1,826,555
                                                                    --------------
              Total short-term investments (cost US$3,058,313)           3,012,707
                                                                    --------------
              Total Investments  99.5% (cost $55,617,994; Note 4)       55,612,091
              Other assets in excess of liabilities--0.5%                  266,824
                                                                    --------------
              Net Assets  100%                                      $   55,878,915
                                                                    --------------
                                                                    --------------

------------------------------
Portfolio securities are classified according to the security's currency denomination.
AG--Aktiengesellschaft (German Company).
BV--Beloten Vennootschap (Dutch Company).
FRN--Floating Rate Note, rate shown as of December 31, 2000.
Oy--Osakeyhtio (Finnish Company).
SA-- Sociedad Anonima (Spanish Corporation), or Societe Anonyme, (French
    Corporation).
C$--Canadian Dollar.
DKK--Danish Krone.
EURO--Euro.
GRD--Greek Drachma.
HUF--Hungarian Forint.
Y--Japanese Yen.
NZ$--New Zealand Dollar.
BP--Pound Sterling.
RUB--Russian Ruble.
SEK--Swedish Krona.
(a) Security segregated as collateral for futures contracts.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 2000 was as follows:
Foreign Government Securities..........................................   59.9%
U.S. Government Securities.............................................   16.3
Financial Services.....................................................    8.6
Banks..................................................................    7.4
Telecommunications.....................................................    3.6
Utilities..............................................................    2.8
Cable..................................................................    0.5
Chemicals..............................................................    0.4
Other assets in excess of liabilities..................................    0.5
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     11

       Prudential International Bond Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $55,617,994)                           $55,612,091
Foreign currency, at value (cost $74,976)                               75,460
Unrealized appreciation on forward currency contracts                2,163,810
Interest receivable                                                  1,120,827
Receivable for investments sold                                         52,500
Receivable for Fund shares sold                                          3,867
Other assets                                                             2,714
                                                                -----------------
      Total assets                                                  59,031,269
                                                                -----------------
LIABILITIES
Payable to custodian                                                    53,720
Unrealized depreciation on forward currency contracts                2,557,139
Accrued expenses and other liabilities                                 303,210
Payable for Fund shares reacquired                                     116,283
Income distribution payable                                             73,909
Management fee payable                                                  35,208
Distribution fee payable                                                11,166
Due from broker-variation margin                                         1,719
                                                                -----------------
      Total liabilities                                              3,152,354
                                                                -----------------
NET ASSETS                                                         $55,878,915
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                            $    91,519
   Paid-in capital in excess of par                                 58,361,462
                                                                -----------------
                                                                    58,452,981
   Distributions in excess of net investment income                   (205,481)
   Accumulated net realized loss on investments and foreign
      currency transactions                                         (1,984,754)
   Net unrealized depreciation on investments and foreign
      currencies                                                      (383,831)
                                                                -----------------
Net assets, December 31, 2000                                      $55,878,915
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($51,239,374 / 8,394,573 shares of common stock
      issued and outstanding)                                             $6.10
   Maximum sales charge (4% of offering price)                              .25
                                                                -----------------
   Maximum offering price to public                                       $6.35
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($1,736,346 / 282,843 shares of common stock
      issued and outstanding)                                             $6.14
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($143,656 / 23,401 shares of common stock issued and
      outstanding)                                                        $6.14
   Sales charge (1% of offering price)                                      .06
                                                                -----------------
   Offering price to public                                               $6.20
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($2,759,539 / 451,114 shares of common stock
      issued and outstanding)                                             $6.12
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential International Bond Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $2,743)           $ 4,411,637
                                                                -----------------
Expenses
   Management fee                                                      453,807
   Distribution fee--Class A                                           138,976
   Distribution fee--Class B                                            10,156
   Distribution fee--Class C                                             1,038
   Custodian's fees and expenses                                       205,000
   Transfer agent's fees and expenses                                  188,000
   Reports to shareholders                                             115,000
   Legal fees and expenses                                              40,000
   Audit fees                                                           36,000
   Registration fees                                                    30,000
   Directors' fees and expenses                                         11,000
   Miscellaneous                                                         6,015
                                                                -----------------
      Total expenses                                                 1,234,992
                                                                -----------------
Net investment income                                                3,176,645
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                          (1,403,990)
   Foreign currency transactions                                    (4,429,291)
                                                                -----------------
                                                                    (5,833,281)
                                                                -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       4,202,704
   Foreign currencies                                                   (1,976)
   Financial futures contracts                                         (15,984)
                                                                -----------------
                                                                     4,184,744
                                                                -----------------
Net loss on investments and foreign currencies                      (1,648,537)
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 1,528,108
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Statement of Changes in Net Assets

                                                      Year Ended December 31,
                                                 ---------------------------------
                                                       2000               1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   3,176,645      $  4,440,549
   Net realized loss on investment and foreign
      currency transactions                           (5,833,281)       (3,500,819)
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currency transactions                4,184,744        (4,500,538)
                                                 -----------------    ------------
   Net increase (decrease) in net assets
      resulting from operations                        1,528,108        (3,560,808)
                                                 -----------------    ------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                                 --        (2,402,993)
      Class B                                                 --           (43,976)
      Class C                                                 --            (6,974)
      Class Z                                                 --           (97,964)
                                                 -----------------    ------------
                                                              --        (2,551,907)
                                                 -----------------    ------------
   Distributions from net realized gains
      Class A                                                 --          (946,356)
      Class B                                                 --           (18,501)
      Class C                                                 --            (3,103)
      Class Z                                                 --           (31,869)
                                                 -----------------    ------------
                                                              --          (999,829)
                                                 -----------------    ------------
   Tax return of capital distributions
      Class A                                         (3,913,349)       (2,195,215)
      Class B                                           (112,190)          (47,298)
      Class C                                            (10,950)           (7,507)
      Class Z                                           (217,957)          (83,223)
                                                 -----------------    ------------
                                                      (4,254,446)       (2,333,243)
                                                 -----------------    ------------

    See Notes to Financial Statements                                     15

       Prudential International Bond Fund, Inc.
             Statement of Changes in Net Assets Cont'd.

                                                      Year Ended December 31,
                                                 ---------------------------------
                                                       2000               1999
----------------------------------------------------------------------------------
Fund share transactions (net of share
   conversions)
   (Note 5)
   Net proceeds from shares sold                   $   3,838,993      $  6,001,617
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    1,651,081         2,006,537
   Cost of shares reacquired                         (15,319,317)      (17,864,198)
                                                 -----------------    ------------
   Decrease in net assets from Fund share
      transactions                                    (9,829,243)       (9,856,044)
                                                 -----------------    ------------
Total decrease                                       (12,555,581)      (19,301,831)
NET ASSETS
Beginning of year                                     68,434,496        87,736,327
                                                 -----------------    ------------
End of year                                        $  55,878,915      $ 68,434,496
                                                 -----------------    ------------
                                                 -----------------    ------------

    16                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements

      Prudential International Bond Fund, Inc., (the 'Fund'), is an open-end, nondiversified management investment company. The Fund's investment objective is to seek total return, made up of current income and capital appreciation. The Fund invests primarily in debt securities of issuers located in at least three countries, excluding the United States (except in periods of weakness). The Fund invests in foreign debt securities issued by foreign corporate issuers as well as securities issued or guaranteed by foreign governments, semi-governmental entities, governmental agencies, supernational entities and other governmental entities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition, the Fund is permitted to invest up to 15% of the it's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Any security for which the primary market is on an exchange or NASDAQ National Market System securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Forward currency contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.
                                                                          17

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      Repurchase Agreement:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.
    18

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Security Transactions and Net Investment Income:    Security transactions
are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for the fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute
                                                                          19

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

      Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Fund declares daily and pays dividends
from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase distributions in excess of net investment income by $3,382,126, decrease net realized loss on investments by $5,716,808, and decrease paid-in capital by $2,334,682. This was primarily the result of net foreign currency losses realized and recognized during the year ended December 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), a wholly owned subsidiary of Prudential. The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadvisor's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $1 billion and .70 of 1% of such assets in excess of $1 billion.
    20

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period January 1, 2000 through August 22, 2000. Effective August 23, 2000 such expenses under the plans were .25 of 1%, .25 of 1% and .25 of 1% of the average daily net assets of Class A, B, and C shares, respectively.

      PIMS has advised the Fund that it has received approximately $3,100 and $50 in front-end sales charges resulting from sales of Class A and C shares, respectively, during the year ended December 31, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2000, it received approximately $8,800 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2000.
                                                                          21

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2000, the Fund incurred fees of approximately $162,700 for the services of PMFS. As of December 31, 2000, approximately $12,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invested in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market registered under the Investment Company Act of 1940, as amended, and managed by PIFM. As of December 31, 2000, the Fund earned income from the Series of approximately $96,167 by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2000 aggregated $254,052,074 and $261,758,270, respectively.

      During the year ended December 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2000 are as follows:

                                                   Value at        Value at
Number of                          Expiration       Trade        December 31,       Unrealized
Contracts           Type              Date           Date            2000         (Depreciation)
---------     -----------------    -----------    ----------     ------------     ---------------
               Short Position:
    11          30 yr. T-Note      Sept. 2001     $1,137,469      $1,153,453         $ (15,984)
                                                                                  ---------------
                                                                                  ---------------

      At December 31, 2000, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies, as follows:

                                                   Value at
      Foreign Currency            Current       Settlement Date      Unrealized        Unrealized
     Purchase Contracts            Value            Payable         Appreciation     (Depreciation)
----------------------------    -----------     ---------------     ------------     --------------
Australian Dollar, expiring
  1/12/01                       $ 1,281,854       $ 1,269,736        $    12,118       $       --
Canadian Dollar, expiring
  1/10/01                         1,555,499         1,532,200             23,299               --

    22

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

                                                   Value at
      Foreign Currency            Current       Settlement Date      Unrealized        Unrealized
     Purchase Contracts            Value            Payable         Appreciation     (Depreciation)
----------------------------    -----------     ---------------     ------------     --------------
Euro Currency, expiring
  1/5/01 - 1/11/01              $28,500,192       $26,920,513        $ 1,579,679       $       --
Pound Sterling, expiring
  1/10/01                           996,564           946,205             50,359               --
Japanese Yen, expiring
  1/5/01 - 1/9/01                 4,426,050         4,557,790                 --         (131,740)
South African Rand, expiring
  1/8/01 - 1/22/01                2,252,045         2,238,400             13,645               --
                                -----------     ---------------     ------------     --------------
                                $39,012,204       $37,464,844        $ 1,679,101       $ (131,740)
                                -----------     ---------------     ------------     --------------
                                -----------     ---------------     ------------     --------------

                                                   Value at
      Foreign Currency            Current       Settlement Date      Unrealized        Unrealized
       Sale Contracts              Value          Receivable        Appreciation     (Depreciation)
----------------------------    -----------     ---------------     ------------     --------------
Australian Dollar, expiring
  1/9/01                        $ 1,106,330       $ 1,100,000         $     --        $     (6,330)
Canadian Dollar, expiring
  1/8/01 - 1/10/01                2,532,467         2,472,971               --             (59,496)
Danish Krone, expiring
  1/22/01                           376,133           362,226               --             (13,907)
Euro Currency, expiring
  1/5/01 - 1/11/01               34,622,449        32,599,905               --          (2,022,544)
Japanese Yen, expiring
  1/5/01 - 1/11/01               14,996,277        15,480,986          484,709                  --
New Zealand Dollar, expiring
  1/8/01                          2,815,762         2,685,413               --            (130,349)
Swedish Krona, expiring
  1/11/01                         3,805,057         3,625,747               --            (179,310)
South African Rand, expiring
  1/8/01                          1,124,517         1,111,054               --             (13,463)
                                -----------     ---------------     ------------     --------------
                                $61,378,992       $59,438,302         $484,709        $ (2,425,399)
                                -----------     ---------------     ------------     --------------
                                -----------     ---------------     ------------     --------------

      The United States federal income tax basis of the Fund's investments at December 31, 2000 was $55,707,313 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $95,222 (gross unrealized appreciation--$1,393,477; gross unrealized depreciation--$1,488,699).

      For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2000 of approximately $1,878,000, of which $422,000 expires in 2007, and $1,456,000 expires in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net capital gains have been realized in excess of such amount.

      The Fund will elect, for United States Federal income tax purposes, to treat net capital losses of $118,569 incurred in the two-month period ended December 31, 2000 as having been incurred in the following fiscal year.
                                                                          23

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 5. Capital
There are 2 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, consisting of 500 million shares of each class.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2000:
Shares sold                                                     243,620    $  1,482,182
Shares issued in reinvestment of dividends and
  distributions                                                 222,918       1,353,252
Shares reacquired                                            (2,040,480)    (12,476,936)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,573,942)     (9,641,502)
Shares issued upon conversion from Class B                        7,474          46,111
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,566,468)   $ (9,595,391)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                     302,079    $  1,995,054
Shares issued in reinvestment of dividends and
  distributions                                                 254,193       1,701,726
Shares reacquired                                            (2,303,857)    (15,461,489)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,747,585)    (11,764,709)
Shares issued upon conversion from Class B                          201           1,323
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,747,384)   $(11,763,386)
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                      94,619    $    580,801
Shares issued in reinvestment of dividends and
  distributions                                                  16,083          98,024
Shares reacquired                                               (97,019)       (591,804)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     13,683          87,021
Shares issued upon conversion from Class B                       (7,449)        (46,111)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                     6,234    $     40,910
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                     200,931    $  1,360,681
Shares issued in reinvestment of dividends and
  distributions                                                  14,238          94,984
Shares reacquired                                              (107,807)       (721,299)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    107,362         734,366
Shares reacquired upon conversion into Class A                     (201)         (1,323)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   107,161    $    733,043
                                                             ----------    ------------
                                                             ----------    ------------

    24

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2000:
Shares sold                                                       3,142    $     19,444
Shares issued in reinvestment of dividends and
  distributions                                                   1,512           9,238
Shares reacquired                                               (20,087)       (123,301)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (15,433)   $    (94,619)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                       6,775    $     45,628
Shares issued in reinvestment of dividends and
  distributions                                                   2,269          15,192
Shares reacquired                                                (6,039)        (40,929)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                     3,005    $     19,891
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                     283,754    $  1,756,566
Shares issued in reinvestment of dividends and
  distributions                                                  31,309         190,567
Shares reacquired                                              (346,981)     (2,127,276)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (31,918)   $   (180,143)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                     386,570    $  2,600,254
Shares issued in reinvestment of dividends and
  distributions                                                  29,107         194,635
Shares reacquired                                              (245,883)     (1,640,481)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   169,794    $  1,154,408
                                                             ----------    ------------
                                                             ----------    ------------

Note 6. Plan of Reorganization
On August 23, 2000, the Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan'), which provides for the transfer of all of the assets and liabilities of the Fund to Prudential Global Total Return Fund in exchange for Class A, B, C and Z shares of the Prudential Global Total Return Fund and Prudential Global Total Return Fund's assumption of the liabilities of the Fund.

      The Plan is subject to approval by the shareholders of the Fund at a shareholder meeting scheduled to be held on April 19, 2001. If the Plan is approved, it is expected that the reorganization will take place on or about April 27, 2001. The Global Total Return Fund and the Fund will each bear their pro-rata share of the costs of the reorganization, including the cost of proxy solicitation.
                                                                          25

       Prudential International Bond Fund, Inc.
             Financial Highlights

                                                                   Class A
                                                             --------------------
                                                                  Year Ended
                                                             December 31, 2000(c)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $   6.36
                                                                   --------
Income from investment operations:
Net investment income                                                   .32
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                  (.15)
                                                                   --------
      Total from investment operations                                  .17
                                                                   --------
Less distributions:
Dividends from net investment income                                     --
Distributions in excess of net investment income                         --
Distributions from net realized capital gains                            --
Tax return of capital distributions                                    (.43)
                                                                   --------
      Total dividends and distributions                                (.43)
                                                                   --------
Redemption fee retained by Fund                                          --
                                                                   --------
Net asset value, end of year                                       $   6.10
                                                                   --------
                                                                   --------
TOTAL INVESTMENT RETURN(a)                                             2.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 51,239
Average net assets (000)                                           $ 55,590
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                             2.04%
   Expenses, excluding distribution and service (12b-1)
      fees                                                             1.79%
   Net investment income                                               5.25%
For Class A, B, C and Z shares:
Portfolio turnover rate                                                 457%

------------------------------
(a) Total investment return based on net asset value is calculated assuming a purchase on the first day and a sale at the current net asset value on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Prior to January 15, 1996, the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock as the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(b) Prior to January 15, 1996 the Fund operated as a closed-end, non-diversified management investment company.
(c) Calculated based upon weighted average shares outstanding during the year.
    26                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    1999(c)              1998(c)              1997(c)              1996(b)
-------------------------------------------------------------------------------------
    $   7.17             $   7.08             $   7.63             $   7.68
    --------         ----------------     ----------------     ----------------
         .39                  .43                  .49                  .56
        (.68)                 .12                 (.22)                 .28
    --------         ----------------     ----------------     ----------------
        (.29)                 .55                  .27                  .84
    --------         ----------------     ----------------     ----------------
        (.22)                (.25)                (.58)                (.67)
          --                 (.17)                (.24)                (.40)
        (.09)                (.04)                  --                   --
        (.21)                  --                   --                   --
    --------         ----------------     ----------------     ----------------
        (.52)                (.46)                (.82)               (1.07)
    --------         ----------------     ----------------     ----------------
          --                   --                   --                  .18
    --------         ----------------     ----------------     ----------------
    $   6.36             $   7.17             $   7.08             $   7.63
    --------         ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------
       (4.27)%               8.00%                3.62%               14.02%
    $ 63,343             $ 84,008             $ 96,365             $125,637
    $ 72,413             $ 89,970             $110,910             $180,588
        1.86%                1.63%                1.64%                1.48%
        1.61%                1.48%                1.49%                1.34%
        5.77%                6.08%                6.54%                6.45%
         110%                  46%                  53%                  38%

    See Notes to Financial Statements                                     27

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                  Class B
                                                          ------------------------
                                                                 Year Ended
                                                            December 31, 2000(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $ 6.38
                                                                  -------
Income from investment operations:
Net investment income                                                 .30
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                            (.15)
                                                                  -------
      Total from investment operations                                .15
                                                                  -------
Less distributions:
Dividends from net investment income                                   --
Distributions in excess of net investment income                       --
Distributions from net realized gains                                  --
Tax return of capital distributions                                  (.39)
                                                                  -------
      Total dividends and distributions                              (.39)
                                                                  -------
Redemption fee retained by Fund                                        --
                                                                  -------
Net asset value, end of period                                     $ 6.14
                                                                  -------
                                                                  -------
TOTAL INVESTMENT RETURN(a)                                           2.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                    $1,736
Average net assets (000)                                           $1,753
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                           2.36%
   Expenses, excluding distribution and service (12b-1)
      fees                                                           1.79%
   Net investment income                                             4.90%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Calculated based upon weighted average shares outstanding during the period.
    28                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                     Class B
----------------------------------------------------------------------------------
                                                               January 15, 1996(c)
                 Year Ended December 31,                             Through
----------------------------------------------------------        December 31,
    1999(d)              1998(d)              1997(d)                 1996
----------------------------------------------------------------------------------
     $ 7.19               $ 7.10               $ 7.64                $  7.72
    -------              -------              -------                -------
        .35                  .37                  .44                    .52
       (.68)                 .11                 (.20)                   .25
    -------              -------              -------                -------
       (.33)                 .48                  .24                    .77
    -------              -------              -------                -------
       (.18)                (.21)                (.54)                  (.63)
         --                 (.14)                (.24)                  (.40)
       (.09)                (.04)                  --                     --
       (.21)                  --                   --                     --
    -------              -------              -------                -------
       (.48)                (.39)                (.78)                 (1.03)
    -------              -------              -------                -------
         --                   --                   --                    .18
    -------              -------              -------                -------
     $ 6.38               $ 7.19               $ 7.10                $  7.64
    -------              -------              -------                -------
    -------              -------              -------                -------
      (4.76)%               7.32%                3.25%                 12.86%
     $1,764               $1,218               $  531                $    75
     $1,560               $  785               $  335                $    23
       2.36%                2.23%                2.24%                  2.09%(b)
       1.61%                1.48%                1.49%                  1.34%(b)
       5.29%                5.51%                6.00%                  5.85%(b)

    See Notes to Financial Statements                                     29

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                   Class C
                                                             --------------------
                                                                  Year Ended
                                                             December 31, 2000(d)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $ 6.38
                                                                   -------
Income from investment operations:
Net investment income                                                  .29
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                 (.14)
                                                                   -------
      Total from investment operations                                 .15
                                                                   -------
Less distributions:
Dividends from net investment income                                    --
Distributions in excess of net investment income                        --
Distributions from net realized gains                                   --
Tax return of capital distributions                                   (.39)
                                                                   -------
      Total dividends and distributions                               (.39)
                                                                   -------
Redemption fee retained by Fund                                         --
                                                                   -------
Net asset value, end of period                                      $ 6.14
                                                                   -------
                                                                   -------
TOTAL INVESTMENT RETURN(a)                                            2.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $  144
Average net assets (000)                                            $  173
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                            2.36%
   Expenses, excluding distribution and service (12b-1)
      fees                                                            1.79%
   Net investment income                                              4.94%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Calculated based upon weighted average shares outstanding during the period.
    30                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                     Class C
---------------------------------------------------------------------------------
                                                              January 15, 1996(c)
                 Year Ended December 31,                            Through
---------------------------------------------------------        December 31,
    1999(d)             1998(d)              1997(d)                 1996
---------------------------------------------------------------------------------
     $ 7.19              $ 7.10               $ 7.64                $  7.72
    -------             -------              -------                -------
        .35                 .37                  .40                    .52
       (.68)                .11                 (.16)                   .25
    -------             -------              -------                -------
       (.33)                .48                  .24                    .77
    -------             -------              -------                -------
       (.18)               (.21)                (.54)                  (.63)
         --                (.14)                (.24)                  (.40)
       (.09)               (.04)                  --                     --
       (.21)                 --                   --                     --
    -------             -------              -------                -------
       (.48)               (.39)                (.78)                 (1.03)
    -------             -------              -------                -------
         --                  --                   --                    .18
    -------             -------              -------                -------
     $ 6.38              $ 7.19               $ 7.10                $  7.64
    -------             -------              -------                -------
    -------             -------              -------                -------
      (4.76)%              7.32%                3.25%                 12.86%
     $  248              $  257               $   76                $    13
     $  248              $  126               $   26                $     8
       2.36%               2.23%                2.24%                  2.09%(b)
       1.61%               1.48%                1.49%                  1.34%(b)
       5.29%               5.53%                5.96%                  5.85%(b)

    See Notes to Financial Statements                                     31

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                  Class Z
                                       -------------------------------------------------------------
                                                                                   March 17,
                                                     Year Ended                     1997(c)
                                                    December 31,                    Through
                                       --------------------------------------     December 31,
                                         2000(d)        1999(d)      1998(d)        1997(d)
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                    $ 6.38         $ 7.19       $ 7.10         $ 7.57
                                       ------------     --------     --------     ------------
Income from investment operations:
Net investment income                        .34            .40          .44            .38
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                       (.15)          (.68)         .10           (.02)
                                       ------------     --------     --------     ------------
      Total from investment
      operations                             .19           (.28)         .54            .36
                                       ------------     --------     --------     ------------
Less distributions:
Dividends from net investment
income                                        --           (.23)        (.25)          (.59)
Distributions in excess of net
   investment income                          --             --         (.16)          (.24)
Distributions from net realized
gains                                         --           (.09)        (.04)            --
Tax return of capital
distributions                               (.45)          (.21)          --             --
                                       ------------     --------     --------     ------------
      Total dividends and
      distributions                         (.45)          (.53)        (.45)          (.83)
                                       ------------     --------     --------     ------------
Net asset value, end of period            $ 6.12         $ 6.38       $ 7.19         $ 7.10
                                       ------------     --------     --------     ------------
                                       ------------     --------     --------     ------------
TOTAL INVESTMENT RETURN(a)                  3.27%         (4.14)%       8.16%          4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $2,760         $3,080       $2,253         $  628
Average net assets (000)                  $2,992         $2,720       $1,487         $  121
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                          1.79%          1.61%        1.48%          1.49%(b)
   Expenses, excluding
      distribution and service
      (12b-1) fees                          1.79%          1.61%        1.48%          1.49%(b)
   Net investment income                    5.49%          6.04%        6.29%          6.82%(b)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
(d) Calculated based upon weighted average shares outstanding during the period.
    32                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential International Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential International Bond Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 6 to the financial statements, on August 23, 2000, the Board of Directors of the Fund approved an agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential Global Total Return Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2001
                                                                          33

       Prudential International Bond Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal tax status of distributions paid by The Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 2000, the Fund distributed a tax return of capital of $.43 per Class A share, $.39 per Class B share, $.39 per Class C share, and $.45 per Class Z share which is taxable as such.

      We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
    34

Prudential International Bond Fund, Inc.


    Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential International Bond Fund, Inc.

     Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800)
225-1852. Read the prospectus carefully
before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
           www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential International Bond Fund, Inc.

    Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

         www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILIATIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential International Bond Fund, Inc.

      Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNYANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

           www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential International Bond Fund, Inc.

   Class A     Growth of a $10,000 Investment

               (CHART)

Average Annual Total Returns as of 12/31/00

                     One Year  Five Years  Ten Years  Since Inception (7/31/87)
With Sales Charge     -1.29%      3.81%      6.41%               7.11%
Without Sales Charge   2.82%      4.66%      6.85%               7.44%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential International Bond
Fund, Inc. (Class A shares) with a similar investment in the J.P. Morgan Government Bond
Index/Global (the GBI) by portraying the initial account values at 12/31/90, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark,
France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852


   Class B     Growth of a $10,000 Investment

               (CHART)

Average Annual Total Returns as of 12/31/00

                     One Year  Five Years  Ten Years  Since Inception (7/31/87)
With Sales Charge     -2.46%       N/A        N/A                3.94%
Without Sales Charge   2.54        N/A        N/A                4.11%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential International
Bond Fund, Inc. (Class B shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year
(December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class
B shares, assuming full redemption on December 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.

The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark,
France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential International Bond Fund, Inc.

   Class C     Growth of a $10,000 Investment

               (CHART)

Average Annual Total Returns as of 12/31/00

                     One Year  Five Years  Ten Years  Since Inception (7/31/87)
With Sales Charge     0.52%       N/A         N/A               3.90%
Without Sales Charge  2.54%       N/A         N/A               4.11%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential International
Bond Fund, Inc. (Class C shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distri-butions were reinvested.

The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark,
France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

             www.prudential.com  (800) 225-1852


   Class Z     Growth of a $10,000 Investment

               (CHART)

Average Annual Total Returns as of 12/31/00

                     One Year  Five Years  Ten Years  Since Inception (7/31/87)
With Sales Charge      3.27%      N/A         N/A               3.13%
Without Sales Charge   3.27%      N/A         N/A               3.13%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential International
Bond Fund, Inc. (Class Z shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark,
France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols   NASDAQ       CUSIP
Class A        GGPAX      74436Q101
Class B        PDBBX      74436Q200
Class C        PIBCX      74436Q309
Class Z        PIBZX      74436Q408

MF170E

(LOGO) Printed on Recycled Paper